Filed Pursuant to 497(e)
1933 Act File Nos. 002-93131, 033-36065
1940 Act File Nos. 811-04044, 811-06673

Parnassus Funds
Parnassus Income Funds
March 27, 2017

Supplement to the Statement of Additional Information Dated May 1, 2016

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Prospectus.

Change in Boards of Trustees

It is with great sadness that we report that Jeanie S. Joe, a member of the Boards of Trustees of Parnassus Funds and Parnassus Income Funds, has passed away.  Jeanie S. Joe served as the lead independent trustee.  The disinterested trustees have not yet identified a nominee to replace Ms. Joe.  We will announce that nomination when it occurs.

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The date of this Supplement is March 27, 2017.

Please retain this Supplement for future reference